UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

ATVROCKN

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54739

Nevada	27-4594495
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1420 London Road, Suite 100, Duluth, MN	55805
(Address of principal executive offices)	(Zip Code)

218-728-8553

(Registrant’s telephone number, including area code)

1813 Winners Cup Dr., Las Vegas, NV 89117

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of Seale & Beers, CPAs

On February 24, 2014 (the "Dismissal Date"), the Board of Directors of ATVROCKN (the "Registrant") voted to dismiss Seale and Beers, CPAs, terminating its relationship as the Registrant's independent registered public accounting firm.

Seale & Beers, CPAs was the independent registered public accounting firm for the Registrant’s from December 27, 2010 until February 24, 2014. None of Seale & Beers reports on the Registrant’s financial statements from December 27, 2010 through February 24, 2014, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Seale & Beers served as the Registrant’s principal independent accountants.

However, the report of Seale & Beers, CPAs on the financial statements of the Registrant for the years ended May 31, 2013 and May 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Registrant has provided Seale & Beers, CPAs with a copy of this disclosure and has requested that Seale & Beers furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Seale & Beers, CPAs addressed to the U. S. Securities and Exchange Commission dated February 24, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Somerset CPAs, P.C.

On February 24, 2014 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged Somerset CPAs, P.C., 3925 River Crossing Parkway, Post Office Box 40368, Indianapolis, IN 46240-0368, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 8.01 - OTHER EVENTS

ATVROCKN has relocated its corporate offices from 1813 Winners Cup Dr., Las Vegas, NV 89117, to its new corporate headquarters located at: 1420 London Road, Suite 100, Duluth, Minnesota 55805

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

AND EXHIBITS.

(d) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
16.1	Letter from Seale and Beers, CPAs, dated February 24, 2014 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X				1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATVROCKN
Registrant

Date: February 24, 2014	By:/s/ Hal B. Heyer, M.D.
Hal B. Heyer, M.D. CEO/Director